EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Schedule of Debtor Bank Account Balances	MOR-1b
Schedule of Professional Fees and Expenses Paid	MOR-1c
Copies of bank statements		Available to the U.S. Trustee upon request.
Cash disbursements journals		Available to the U.S. Trustee upon request.
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Summary of unpaid post-petition debts	MOR-4
Accounts Receivable Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael J. Hobey	2/20/2018
Signature of Authorized Individual*	Date

Michael J. Hobey	President and Interim CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

------------------------------------------------------
)
In re: )	Chapter 11
)
REAL INDUSTRY, INC., et al. )	Case No. 17-12464 (KJC)
)
Debtors.[1] )	(Jointly Administered)
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CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Michael J. Hobey, President and Interim Chief Executive Officer of Real Industry, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”), hereby certifies as follows:

1.

Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and, together with the Debtors’ bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Michael J. Hobey	2/20/2018
Michael J. Hobey	Date
President and Interim Chief Executive Officer

1  The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtors’ good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Total Filer (Month Ended 01/31/2018)	Total Filer (Cumulative Since Filing)	Notes
Beginning Cash Balance (Book)	$2,547,898	$-	$-	$5,817,701	$-	$-	$-	$444	$-	$8,366,043	$4,663,014

Cash Receipts	1,706	-	40,400	24,218,037	-	1,245,264	38,872,524	676,877	-	65,054,806	123,160,936
Interest Income	104	-	-	-	-	-	-	-	-	104	427
Total Receipts	1,810	-	40,400	24,218,037	-	1,245,264	38,872,524	676,877	-	65,054,911	123,161,363
Cash Disbursements
Metals	-	-	-	(15,038,489)	-	(1,261,186)	(27,703,948)	(272,919)	-	(44,276,542)	(84,217,439)
Wages, Payroll, HR & Related	(140,618)	-	-	(3,039,690)	-	(115,324)	(1,654,711)	(273,958)	-	(5,224,301)	(15,782,204)
Interco w/Canada	-	-	-	(62,058)	-	-	-	-	-	(62,058)	(1,036,786)
Freight	-	-	-	(1,086,473)	-	(46,183)	(945,160)	(10,602)	-	(2,088,418)	(4,681,298)
Flux	-	-	-	(582,187)	-	-	(267,275)	-	-	(849,462)	(2,121,513)
Banking & Financial	-	-	-	(900,349)	-	(11,964)	(52,118)	-	-	(964,431)	(2,277,529)
Packaging & Storage	-	-	-	(162,177)	-	(13,439)	(37,718)	(3,594)	-	(216,929)	(421,676)
Industrial Waste	-	-	-	(457,609)	-	(4,107)	(21,744)	-	-	(483,460)	(843,566)
Interco w/Goodyear	-	-	-	(203,695)	-	-	-	-	-	(203,695)	(562,296)
Insurance	-	-	-	(301,921)	-	-	(38,497)	-	-	(340,418)	(573,871)
SG&A & Other	15,461	-	(86,554)	(1,141,615)	(15,537)	(17,270)	(453,010)	(52,050)	-	(1,750,574)	(3,270,618)
Tax Authority	-	-	-	(94,560)	-	-	-	-	-	(94,560)	(267,895)
Equipment, Parts, Supplies & Related	-	-	-	(868,803)	-	(72,407)	(393,983)	(114,263)	-	(1,449,456)	(2,241,124)
Construction/Fabrication	-	-	-	(221,744)	-	(1,231)	(12,600)	-	-	(235,574)	(365,289)
Chemicals & Lubricants	-	-	-	(273,660)	-	(3,241)	(146,069)	-	-	(422,970)	(581,722)
Cleaning & Waste Management	-	-	-	(216,722)	-	-	(55,713)	-	-	(272,435)	(385,709)
Utilities	-	-	-	(1,370,216)	(139)	(18,060)	(511,245)	(4,344)	-	(1,904,004)	(2,482,432)
Total Operating Disbursements	(125,157)	-	(86,554)	(26,021,967)	(15,677)	(1,564,410)	(32,293,790)	(731,730)	-	(60,839,285)	(122,112,969)	(A)
Restructuring Related Disbursements
Professional Fees	-	-	(720,966)	-	-	-	-	-	-	(720,966)	(1,537,629)
Adequate Assurance Deposit	-	-	-	-	-	-	-	-	-	-	(2,102,947)
Deposit - Derivatives	-	-	(2,500,000)	-	-	-	-	-	-	(2,500,000)	(2,500,000)
US Trustee Fees	(4,875)	(325)	(9,750)	(30,000)	(325)	(6,500)	(20,000)	(4,875)	(325)	(76,975)	(76,975)
Total Restructuring Related Disbursements	(4,875)	(325)	(3,230,716)	(30,000)	(325)	(6,500)	(20,000)	(4,875)	(325)	(3,297,941)	(6,217,551)	(A)

Net Cash Flow Prior to Financing Activities	(128,222)	(325)	(3,276,871)	(1,833,931)	(16,002)	(325,646)	6,558,734	(59,728)	(325)	917,684	(5,169,157)

Financing Activities
DIP Term Loan Borrowings	4,000,000	-	-	-	-	-	-	-	-	4,000,000	44,000,000
DIP Term Loan Fees	(200,000)	-	-	(1,479,444)	-	-	-	-	-	(1,679,444)	(5,404,444)	(A)
DIP ABL Borrowings	-	-	-	65,373,242	-	-	-	-	-	65,373,242	133,472,151
DIP ABL Paydown	-	-	-	(62,346,895)	-	-	-	-	-	(62,346,895)	(62,432,053)	(A)
DIP ABL Fees and Interest	-	-	-	(383,323)	-	-	-	-	-	(383,323)	(1,485,322)	(A)
Pre-Petition ABL Paydown	-	-	-	-	-	-	-	-	-	-	(93,297,972)	(A)
Pre-Petition Fees and Interest	-	-	-	(31,609)	-	-	-	-	-	(31,609)	(130,518)	(A)
Total Financing Activities	3,800,000	-	-	1,131,970	-	-	-	-	-	4,931,970	14,721,841
Net Cash Flow	3,671,778	(325)	(3,276,871)	(701,960)	(16,002)	(325,646)	6,558,734	(59,728)	(325)	5,849,655	9,552,684

Cash Sweep	-	325	3,276,871	2,960,014	16,002	325,646	(6,558,734)	(20,448)	325	0	(0)

Ending Cash Balance (Book)	$6,219,676	$-	$-	$8,075,754	$-	$-	$-	$(79,732)	$-	$14,215,698	$14,215,698
Disbursements for Calculating Quarterly US Trustee Fees. [sum of Notes (A)]	$330,032	$325	$3,317,270	$90,293,239	$16,002	$1,570,910	$32,313,790	$736,605	$325	$128,578,498	$291,080,830

Notes:

(A) In the November 2017 Monthly Operating Report ("MOR"), the Debtors reported two bank account balances totaling $122,182 as accounts of the Debtors that subsequently were determined to be non-debtor bank accounts. The beginning cash balances have been adjusted to reflect this correction.

MOR-1: Schedule of Receipts and Disbursements

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

SCHEDULE OF DEBTOR BANK ACCOUNT BALANCES*

Bank Account	Bank	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Consolidated
xxxxx09712 - ETS Schaefer LLC Receipts	Bank of America							1,293			$1,293
xxxxx31011 - ETS Schaefer LLC Disbursements	Bank of America							85,271			$85,271
xxxxx31030 - Real Alloy Recycling Inc Payroll Account	Bank of America				197,787						$197,787
xxxxx31016 - Real Alloy Recycling Inc Accounts Payable	Bank of America				2,716,511						$2,716,511
xxxxx09675 - Real Alloy Recycling Inc 3rd Party Funding Account	Bank of America				231,719						$231,719
xxxxx09656 - Real Alloy Recycling Inc Receivables Account	Bank of America				193,273						$193,273
xxxxx09651 - Real Alloy Recycling Inc Concentration Account	Bank of America				3,272						$3,272
xxxxx09670 - Real Alloy Recycling Inc Adequate Assurance Account	Bank of America				1,295,144						$1,295,144
xxxxx75014 - Real Alloy Holding, Inc Corp Trust (GBP)	Bank of America			161,054							$161,054
xxxxx75022 - Real Alloy Holding, Inc Corp Trust (EUR)	Bank of America			614							$614
xxxxxx4386 - Real Alloy Recycling Inc Concentration Account	Wintrust				3,851						$3,851
xxxxxx87819 - Real Alloy Holding, Inc Bondholder Escrow Account	JP Morgan Chase			4,999,975							$4,999,975
xxxxx23243 - Real Industry Inc Collateral Account for Letter of Credit	Wells Fargo	722,184									$722,184
xxxxx96415 - Real Industry, Inc	Wells Fargo	5,533,027									$5,533,027
		$6,255,212	$-	$5,161,642	$4,641,558	$-	$-	$-	$86,563	$-	$16,144,975

*Balances per bank records as of January 31, 2018.

MOR-1b: Schedule of Bank Account Balances

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				CHECK		AMOUNT PAID		CUMULATIVE PAID SINCE PETITION DATE
PAYEE	PERIOD	AMOUNT	PAYOR	NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Alvarez & Marsal Securities, LLC	Jan-18	$129,144	Real Alloy Holding, Inc	Wire	Jan-18-2018	$125,000	$4,144	$251,172	$4,144
Berkeley Research Group, LLC	Jan-18	-						130,868	7,765
Latham & Watkins LLP	Jan-18	-						447,275	54,583
Prime Clerk	Jan-18	-				-	-	50,000	-
Brown Ruddick	Jan-18	285,182	Real Alloy Holding, Inc	Wire	Jan-31-2018	277,851	7,332	277,851	7,332
Young Conaway Stargatt & Taylor, LLP	Jan-18	24,108	Real Alloy Holding, Inc	ACH	Jan-10-2018	23,485	623	23,485	623
Goldberg Kohn Bell Black	Jan-18	141,945	Real Alloy Holding, Inc	Wire	Jan-10-2018	141,945	-	141,945	-
Environmental Resources Management	Jan-18	137,000	Real Alloy Holding, Inc	1100040402	Jan-17-2018	137,000	-	137,000	-
Smartroom	Jan-18	3,587	Real Alloy Holding, Inc	ACH	Jan-17-2018	3,587	-	3,587	-
		$720,966				$708,868	$12,099	$1,463,182	$74,447

MOR-1c: Schedule of Professional Fees and Expenses Paid

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

CONSOLIDATING STATEMENT OF OPERATIONS

	Total Filer (Month Ended 01/31/2018)	Eliminations	Real Industry, Inc	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	RA Mexico Holding, LLC	Total Filer (Cumulative Since Filing)

Gross Revenue	$53,185,167	$(4,807,896)	$104	$-	$-	$25,313,782	$30,443,181	$1,428,286	$807,710	$-	$-	$124,517,977
Total Cost of Sales	50,900,888	(4,807,896)	-	-	-	24,242,642	29,300,098	1,467,783	683,696	14,565	-	118,248,642
Gross Profits	2,284,279	-	104	-	-	1,071,140	1,143,083	(39,497)	124,014	(14,565)	-	6,269,335

Total SGA Expenses	4,425,118	-	153,260	-	1,403,624	2,654,493	171,978	41,763	-	-	-	10,820,141
Total (Gains) Losses on Derivative Financial Instruments	-	-	-	-	-	-	-	-	-	-	-	(16,691)
Other Operating (Income) Expense - Net	-	-	-	-	-	-	-	-	-	-	-	64,860
Operating Income (Loss)	(2,140,839)	-	(153,156)	-	(1,403,624)	(1,583,353)	971,105	(81,260)	124,014	(14,565)	-	(4,598,975)

Net Interest Expense & Fees	4,177,812	-	-	-	2,433,498	1,738,459	5,324	508	23	-	-	8,752,948
Total Foreign Currency Gains/Losses	(1,586,275)	-	-	-	(1,578,500)	(7,775)	-	-	-	-	-	(2,578,255)
Net Mgmt Fee Expense (Income)	223,043	-	-	-	-	223,043	-	-	-	-	-	464,786
Other Expenses	-	-	-	-	-	-	-	-	-	-	-	(182)
Income Before Taxes	(4,955,419)	-	(153,156)	-	(2,258,622)	(3,537,080)	965,781	(81,768)	123,991	(14,565)	-	(11,238,272)
Income Tax Expenses	5,750	-	-	-	5,750	-	-	-	-	-	-	9,439
Net Income From Continuing Operations	(4,961,169)	-	(153,156)	-	(2,264,372)	(3,537,080)	965,781	(81,768)	123,991	(14,565)	-	(11,247,711)
Net Income	$(4,961,169)	$-	$(153,156)	$-	$(2,264,372)	$(3,537,080)	$965,781	$(81,768)	$123,991	$(14,565)	$-	$(11,247,711)

MOR-2: Statement of Operations

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

CONSOLIDATING BALANCE SHEET

	Total Filer	Eliminations	Real Industry, Inc.	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	Real Alloy Mexico Holding LLC
ASSETS
Current Assets:
Total Cash & Equivalents	$14,215,698	$-	$6,219,676	$-	$-	$8,075,754	$-	$-	$(79,732)	$-	$-
Net Accounts Receivable	71,567,917	-	2,769	-	(44,291)	27,236,845	42,034,891	1,097,471	1,240,232	-	-
Total Current Interco Receivable	30,337,581	(553,242)	-	-	(38,584,357)	13,764,426	47,049,254	8,570,458	665,883	(574,841)	-
Net Inventories	60,374,107	-	-	-	-	22,570,028	32,897,999	4,306,508	599,572	-	-
Total Prepaid Expenses	20,841,720	-	871,669	-	18,967	12,439,674	7,388,388	123,022	-	-	-
Total Other Current Assets	13,020,292	-	-	-	803,371	8,899,789	2,944,061	373,071	-	-	-
Total Current Assets	210,357,316	(553,242)	7,094,115	-	(37,806,310)	92,986,516	132,314,593	14,470,530	2,425,955	(574,841)	-
Property, Plant & Equipment, Net	148,356,948	-	28,495	-	-	100,747,624	39,961,969	3,154,810	2,549,688	1,914,362	-
Other Intangibles, Net	9,916,667	-	-	-	9,916,667	-	-	-	-	-	-
Total Equity Investments in Subs	68,990,987	(509,628,415)	156,587,624	-	303,469,839	118,561,938	-	-	-	-	1
Total Hedges, L/T	-	-	-	-	-	-	-	-	-	-	-
Total L/T Deferred Tax Assets	(176,343)	-	(176,343)	-	-	-	-	-	-	-	-
Total L/T Interco Receivable	87,713,299	(35,581,838)	28,214,444	-	59,498,855	35,581,838	-	-	-	-	-
Other L/T Assets, Net	7,771,638	-	-	-	-	7,474,194	290,132	7,948	-	(636)	-
Total Assets	$532,930,512	$(545,763,495)	$191,748,335	$-	$335,079,051	$355,352,110	$172,566,694	$17,633,288	$4,975,643	$1,338,885	$1

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
Total Accounts Payable	$26,943,528	$-	$23,080	$-	$316,175	$16,200,341	$9,265,561	$905,628	$217,135	$15,608	$-
Accrued & Other Current Liabilities (A)	7,278,281	-	784,654	-	170,000	4,360,350	1,661,449	105,161	150,690	45,977	-
Total F/V S/T Hedge Liab. Contracts	30,495	-	-	-	30,495	-	-	-	-	-	-
Toll Liability	5,116,913	-	-	-	-	283,064	4,833,849	-	-	-	-
Accrued Interest	3,666,988	-	-	-	3,494,444	172,544	-	-	-	-	-
Total Cur. Def. Tax Liability	-	-	-	-	-	-	-	-	-	-	-
Total Current Interco Payable	25,347,453	(552,504)	4,892	-	11,838,971	14,291,794	3,123,749	423,900	(3,783,349)	-	-
Current Maturities of L/T Debt	280,785,515	-	3,800,000	-	167,190,081	109,140,648	599,315	53,664	1,807	-	-
Liabilities of Discontinued Operations - Current	-	-	-	-	-	-	-	-	-	-	-
Total Current Liabilities	349,169,173	(552,504)	4,612,626	-	183,040,167	144,448,741	19,483,923	1,488,353	(3,413,717)	61,585	-
Total L/T Debt	2,178,055	-	-	-	-	1,323,744	776,068	72,578	5,665	-	-
Total L/T I/C Payable	(9,934,368)	(35,582,577)	-	-	25,359,981	288,227	1	-	-	-	-
Total Other L/T Liabilities (B)	12,154,821	-	2,023,154	-	-	4,189,245	5,844,772	72,650	25,000	-	-
Total L/T Liabilities	4,398,508	(35,582,577)	2,023,154	-	25,359,981	5,801,216	6,620,841	145,228	30,665	-	-
Total Liabilities - Subject to Compromise - External	220,617,798		29,291,990	-	145,797,890	21,595,898	22,429,252	930,059	545,419	27,289	-
Total Liabilities - Subject to Compromise - Internal	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities - Subject to Compromise	220,617,798	-	29,291,990	-	145,797,890	21,595,898	22,429,252	930,059	545,419	27,289	-
Total Liabilities	574,185,479	(36,135,081)	35,927,770	-	354,198,038	171,845,855	48,534,016	2,563,640	(2,837,633)	88,874	-
Stockholders' Equity:
Common Stock - Total	29,807	-	29,807	-	-	-	-	-	-	-	-
Additional Paid-In Capital - Total	544,495,523	(509,628,414)	544,495,523	-	173,259,645	222,511,312	99,016,761	8,906,982	3,940,748	1,992,965	1
Retained Earnings	(575,024,595)	-	(388,704,764)	-	(181,622,931)	(39,005,057)	25,015,917	6,162,666	3,872,528	(742,954)	-
Total Other Comprehensive Income/(Loss)	(10,755,701)	-		-	(10,755,701)	-	-	-	-	-	-
Total Stockholders' Equity	(41,254,967)	(509,628,414)	155,820,565	-	(19,118,987)	183,506,255	124,032,678	15,069,648	7,813,276	1,250,011	1
Total Liabilities & Equity	$532,930,512	$(545,763,495)	$191,748,335	$-	$335,079,051	$355,352,110	$172,566,694	$17,633,288	$4,975,643	$1,338,885	$1

Notes:

(A) Includes certain prepetition claims for wages and taxes approved by the Court and costs related to potential future environmental remediation.

(B) Includes costs related to potential future environmental remediation and tax liabilities.

MOR-3: Balance Sheet

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

SUMMARY OF UNPAID POST-PETITION DEBTS

Current
Accounts Payable	$26,943,528

MOR-4: Summary of Unpaid Post-Petition Debts

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: January 1, 2018 – January 31, 2018

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total

Accounts Receivable	$68,839,130	$2,017,647	$1,100,075	$24,944	$71,981,796
Unapplied Funds					(122,879)
Allowance for Doubtful Accounts					(291,000)
					$71,567,917

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

MOR-5: Accounts Receivable Aging AND Debtor Questionnaire